UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 26, 2008

Sotheby's

(Exact name of registrant as specified in its charter)

Delaware	1-9750	38-2478409
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1334 York Avenue New York, NY (Address of principal executive offices)		10021 (Zip Code)

(212) 606-7000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

(a)            On February 26, 2008, Sotheby’s, a Delaware corporation (the “Company”), issued a press release discussing its results of operations for the year ended December 31, 2007. This press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)            At a regularly scheduled meeting on February 26, 2008, the Board of Directors of the Company awarded a $500,000 special cash bonus to William F. Ruprecht, the Company’s President and Chief Executive Officer, in recognition of his outstanding performance and leadership of the Company during 2007, a year of record profitability for the Company. This bonus was in addition to the bonus that he received under his employment arrangement with the Company.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Sotheby’s earnings press release for the year ended December 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOTHEBY'S

By:	/s/ William S. Sheridan
William S. Sheridan, Executive Vice President and Chief Financial Officer

Date:	February 29, 2008